1 Press Release Tupperware Brands Announces CEO Transition and Board Refreshment Proven Consumer Industry Leader Laurie Ann Goldman Named President, Chief Executive Officer, and Director of the Board Three New Directors with Financial, Transformation and Direct Sales Expertise Join Board Company Files 2022 Form 10-K ORLANDO, Fla., Oct. 17, 2023 -- Tupperware Brands Corporation (“Tupperware” or the “Company”) (NYSE: TUP), a global consumer products company, today announced that Laurie Ann Goldman has been named President, Chief Executive Officer (“CEO”) and a Director of the Board to support the Company’s continued turnaround strategy and execution. Goldman replaces Miguel Fernandez as President and CEO, and Fernandez will no longer serve as a Director of Tupperware’s Board, effective immediately. Goldman, a seasoned executive with over 30 years of leadership and brand-building experience, previously served as CEO of Avon North America, where she was instrumental in driving value creation, and as CEO of Spanx, where she transformed the company from a startup into a global category leader and household name. She was most recently the CEO of OVME Aesthetics. “Now is the right time to bring in new leadership, and Laurie Ann is exceptionally well-suited to advance our long-term strategy and accelerate growth,” said Susan Cameron, Chair of Tupperware’s Board of Directors. “Laurie Ann is a trusted and growth-oriented leader with extensive management experience in the consumer goods industry.” Cameron added, “Laurie Ann brings the right mix of business and brand experience and has built consumer affinity for some of the world’s most iconic brands. We are confident that her proven history of motivating global sales teams, along with her strong operational and financial capabilities, will empower our teams and accelerate our efforts to guide Tupperware to sustainable, long-term growth.” “I am excited and energized to lead this iconic brand whose innovative products are coveted by millions around the world,” said Goldman. “This is a tribute to the entrepreneurial and inventive spirit of the wonderful teams that sell and create Tupperware and its impressive retail partners. I can’t wait to delight more consumers with the celebrated products they trust and love.” Board Refreshment Additionally, the Company has appointed Lori Bush, Paul Keglevic and William Transier to the Board of Directors. Bush’s direct-sales marketing experience, along with Keglevic’s and Transier’s financial and operational leadership, will provide valued support for the Company. To enable the Board refreshment, Mark Burgess, Meg Crofton, Deborah Ellinger and James Fordyce have voluntarily stepped down from the Board after providing significant support and counsel to Tupperware. With these changes and the previously disclosed departure of Richard Goudis, the Board will be reduced to eleven directors, ten of whom will be independent. “Today marks a significant step forward for Tupperware, and I am honored to welcome Lori, Paul and Bill to our Board of Directors,” said Cameron. “We are grateful for the insights and dedication that Mark, Meg, Deborah, and Jim brought to Tupperware to help us achieve our goals and thank them for their considerable contributions. With these new appointments, we are confident we are adding tremendous expertise to the Board that will help us accelerate our turnaround plan to meaningfully drive value creation and long-term growth.” Exhibit 99.1

2 Financial Disclosure and Compliance Update The Company filed its 2022 Annual Report on Form 10-K with the Securities and Exchange Commission on Friday, October 13, 2023. As previously disclosed, the Company is continuing to finalize its financial close process for the first three quarters of 2023 and will file its Quarterly Reports on Forms 10-Q for Q1, Q2 and Q3 of 2023 as promptly as possible. About Laurie Ann Goldman Laurie Ann Goldman has over 30 years of leadership and brand-building experience leading and advising top consumer brands. Previously, she served as Chief Executive Officer of Avon North America from August 2018 to August 2019, Chief Executive Officer of Spanx from 2002 to 2014, and most recently, as the Chief Executive Officer of OVME Aesthetics. Before Spanx, she served in various marketing and operational leadership roles at The Coca-Cola Company for a decade. She also serves as an independent director on the Board of European Wax Center, along with several private companies, including Claire’s, Cole Haan, Joe & the Juice, Invited and 101 Studios. Goldman earned a B.S. from the Moody School of Communication at the University of Texas at Austin. About Lori Bush Lori Bush brings over four decades of entrepreneurship and business leadership in the consumer, professional healthcare and personal care products industries. Bush most recently founded Solvasa in 2020. Previously, she was President and Chief Executive Officer of Rodan & Fields from 2007 to 2016 and served as President and Principal Owner of The Gremlin Group from 2006 to 2007. Prior to that, she held various leadership and marketing roles at Nu Skin Enterprises, Johnson & Johnson Consumer Products Companies, Tsumura International and Bio/Data Corporation for over two decades. Bush currently sits on the Board of Directors for Ruby Ribbon, Topix and Leo Holdings I, II, III, IV. She earned her B.S. from the Ohio State University and her M.B.A. from Temple University. About Paul Keglevic Paul Keglevic is an experienced leader and board member with deep expertise in finance, transformation and operations. Keglevic was most recently Chief Executive Officer of Energy Future Holdings, where he held roles of increasing responsibility including Chief Risk Officer, Chief Restructuring Officer and Chief Financial Officer since 2008. Prior to that, he held various practice leadership positions and was a partner at PricewaterhouseCoopers and Arthur Andersen. Keglevic currently serves as a member of the Board of Directors for Rite Aid, WeWork, Evergy and Envision Healthcare. Keglevic received a BS in Accounting from Northern Illinois University. About William Transier Bill Transier has over four decades of combined executive and board leadership experience with strong financial and transformation expertise. Transier founded and currently serves as Chief Executive Officer of Transier Advisors since 2015. Previously, he was Co-founder and CEO of Endeavour International Corporation from 2004 to 2015 and served as Executive Vice President and Chief Financial Officer of Ocean Energy from 1996 to 2003. Prior to Ocean Energy, Transier spent nearly two decades as a partner at KPMG. He serves as a member of the Board of Directors of Helix Energy Solutions Group, Westinghouse Electronic Company and Altera Infrastructure Holdings. Transier earned a B.B.A in Accounting from the University of Texas at Austin and an M.B.A from Regis University. Forward-Looking Statements This release includes words like “will”, “expects”, “confident” and other “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the filing of the Company’s Quarterly Reports on Forms 10-Q for Q1, Q2 and Q3 of 2023, and the timing and success of the Company’s turnaround plan and return to growth. Such forward-looking statements are based on assumptions about many important factors which could cause actual results to differ materially from those in the forward-looking statements, including risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website.

3 The Company does not undertake to update its forward-looking statements unless otherwise required by law. About Tupperware Brands Corporation Tupperware Brands Corporation (NYSE: TUP) is a global consumer products company that designs innovative, functional and environmentally responsible products that people love and trust. Founded in 1946, Tupperware's signature container created the modern food storage category that revolutionized the way the world stores, serves and prepares food. Today, this iconic brand has more than 8,500 functional design and utility patents for solution-oriented kitchen and home products. With a purpose to nurture a better future, Tupperware® products are an alternative to single-use items. The company distributes its products into nearly 70 countries, primarily through independent representatives around the world. For more information, visit Tupperwarebrands.com or follow Tupperware on Facebook, Instagram, LinkedIn and Twitter. Investors: investorrelations@Tupperware.com Media: media@Tupperware.com ###